UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 12, 2020

Overstock.com, Inc.

(Exact name of Registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-49799 (Commission File Number)	87-0634302 (IRS Employer Identification No.)

799 West Coliseum Way

Midvale, Utah 84047

(Address of principal executive offices, including zip code)

(Registrant’s telephone number, including area code): (801) 947-3100

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	OSTK	NASDAQ Global Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company            ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(c)     Overstock.com, Inc. (the “Company”) plans to announce the appointment of a new Chief Financial Officer next week. On March 12, 2020, the Company appointed Anthony D. Strong, as Acting Chief Financial Officer (principal financial officer and principal accounting officer) of the Company, effective March 12, 2020. Mr. Strong, age 43 has served as Vice President of Finance and Controller since 2017, and previously served as Senior Finance Director from 2016 to 2017, and as Director of FP&A from 2013 to 2016. Mr. Strong originally joined Overstock in 2004, and has held various other roles including Assistant Controller and Accounting Manager. Mr. Strong is not and has not been involved in any related-party transactions with Overstock requiring disclosure. Mr. Strong does not have any family relationships with any other director, executive officer, or any persons nominated for such positions.

Mr. Strong will have an annual salary of $210,000 and will be eligible to participate in the compensation and benefit programs generally available to the Company’s senior officers. His employment has no specified term and will be on an at-will basis.

(b)     Effective March 12, 2020, Robert P. Hughes, Acting Chief Financial Officer (principal financial officer and principal accounting officer) of the Company resigned from his role as Acting Chief Financial Officer of the Company and returned full-time to his role as President of Medici Land Governance, Inc., one of the Company’s indirectly-held subsidiaries which recently completed a capital raise with a third-party investor.

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are therefore entitled to the protection of the safe harbor provisions of these laws. These forward-looking statements involve risks and uncertainties, and relate to future events or our future financial or operating performance. The forward-looking statements include all statements other than statements of historical fact, including our expectations regarding timing of a new Chief Financial Officer. The Company expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein and to reflect any change in its expectation with regard thereto or any change in events, conditions, or circumstances on which any such statement is based.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERSTOCK.COM, INC.

Date: March 13, 2020	By:	/s/ E. Glen Nickle
Name: E. Glen Nickle
Title: Vice President, Legal and General Counsel